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                                                                    EXHIBIT 23.9







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated April 30, 1999, on the financial statements of Rockwell Electric, Inc., by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (File No. 333-75139), and to all references to our firm.


                                               S. J. GALLINA & CO., LLP


S. J. Gallina & Co., LLP
Walnut Creek, California
May 18, 1999